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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Registration Statement on Form N-4 of the Anchor Advisor Variable Annuity for Variable Annuity Account Four of SunAmerica Annuity and Life Assurance Company of our report dated April 27, 2010, relating to the consolidated financial statements of SunAmerica Annuity and Life Assurance Company at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009. We also consent to the use in such Registration Statement of our report dated April 27, 2010, relating to the statement of assets and liabilities, including the schedule of portfolio investments, of Variable Annuity Account Four at December 31, 2009, and the related statement of operations for the year then ended, and the related statement of changes in net assets for each of the two years in the period ended December 31, 2009. We also consent to the incorporation by reference in such Registration Statement of our report dated February 26, 2010, relating to the consolidated financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2009. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



/s/ Pricewaterhousecoopers LLP
Los Angeles, California
April 27, 2010
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                                                                      EXHIBIT 10

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of the Anchor Advisor Variable Annuity for Variable Annuity Account Four of SunAmerica Annuity and Life Assurance Company of our report dated April 30, 2010, relating to the statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2009 and 2008, and the related statutory statements of income and changes in capitaland surplus, and of cash flow for the three years in the period ended December 31, 2009. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.


/s/ Pricewaterhousecoopers LLP
New York, New York
April 30, 2010